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Sep-2001                              1998-A                             Page 1

                                                                   Exhibit 99.11

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1998-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:               $ 2,930,612,861.53
Beginning of the Month Finance Charge Receivables:          $   154,076,978.70
Beginning of the Month Discounted Receivables:              $             0.00
Beginning of the Month Total Receivables:                   $ 3,084,689,840.23

Removed Principal Receivables:                              $             0.00
Removed Finance Charge Receivables:                         $             0.00
Removed Total Receivables:                                  $             0.00

Additional Principal Receivables:                           $             0.00
Additional Finance Charge Receivables:                      $             0.00
Additional Total Receivables:                               $             0.00

Discounted Receivables Generated this Period:               $             0.00

End of the Month Principal Receivables:                     $ 2,846,311,830.52
End of the Month Finance Charge Receivables:                $   159,595,970.84
End of the Month Discounted Receivables:                    $             0.00
End of the Month Total Receivables:                         $ 3,005,907,801.36

Special Funding Account Balance                             $             0.00
Aggregate Invested Amount (all Master Trust II Series)      $ 1,931,000,000.00
End of the Month Transferor Amount                          $   915,311,830.52
End of the Month Transferor Percentage                                   32.16%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                  $    68,610,185.84
     60-89 Days Delinquent                                  $    48,242,481.56
     90+ Days Delinquent                                    $    90,182,416.26

     Total 30+ Days Delinquent                              $   207,035,083.66
     Delinquent Percentage                                                6.89%

Defaulted Accounts During the Month                         $    19,915,707.60
Annualized Default Percentage                                             8.15%

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Sep-2001                                  1998-A                        Page 2


Principal Collections                                       $   327,666,317.47
Principal Payment Rate                                                   11.18%

Total Payment Rate                                                       11.98%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                        $   370,500,000.00
     Class B Initial Invested Amount                        $    57,000,000.00
     Class C Initial Invested Amount                        $    47,500,000.00
                                                            ------------------
INITIAL INVESTED AMOUNT                                     $   475,000,000.00

     Class A Invested Amount                                $   468,000,000.00
     Class B Invested Amount                                $    72,000,000.00
     Class C Invested Amount                                $    60,000,000.00
                                                            ------------------
INVESTED AMOUNT                                             $   600,000,000.00

     Class A Adjusted Invested Amount                       $   468,000,000.00
     Class B Adjusted Invested Amount                       $    72,000,000.00
     Class C Adjusted Invested Amount                       $    60,000,000.00
                                                            ------------------
ADJUSTED INVESTED AMOUNT                                    $   600,000,000.00

PREFUNDED AMOUNT                                            $             0.00

FLOATING ALLOCATION PERCENTAGE                                           20.47%
PRINCIPAL ALLOCATION PERCENTAGE                                          20.47%

     Class A Principal Allocation Percentage                             78.00%
     Class B Principal Allocation Percentage                             12.00%
     Class C Principal Allocation Percentage                             10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1998-A                                            $    67,084,872.60

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1998-A                                               $     8,554,298.61

MONTHLY SERVICING FEE                                       $       750,000.00

INVESTOR DEFAULT AMOUNT                                     $     4,077,449.03


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Sep-2001                                 1998-A                   Page 3

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                             78.00%

     Class A Finance Charge Collections                 $   7,257,352.93
     Other Amounts                                      $           0.00

TOTAL CLASS A AVAILABLE FUNDS                           $   7,257,352.93

     Class A Monthly Interest                           $   1,324,050.00
     Class A Servicing Fee                              $     585,000.00
     Class A Investor Default Amount                    $   3,180,410.25

TOTAL CLASS A EXCESS SPREAD                             $   2,167,892.68

CLASS A REQUIRED AMOUNT                                 $           0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                             12.00%

     Class B Finance Charge Collections                 $   1,116,515.82
     Other Amounts                                      $           0.00

TOTAL CLASS B AVAILABLE FUNDS                           $   1,116,515.82

     Class B Monthly Interest                           $     217,700.00

     Class B Servicing Fee                              $      90,000.00

TOTAL CLASS B EXCESS SPREAD                             $     808,815.82
CLASS B INVESTOR DEFAULT AMOUNT                         $     489,293.88
CLASS B REQUIRED AMOUNT                                 $     489,293.88

CLASS C FLOATING ALLOCATION PERCENTAGE                             10.00%

CLASS C MONTHLY SERVICING FEE                           $      75,000.00


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        Sep-2001                         1998-A                          Page 4


        EXCESS SPREAD
        -------------

        TOTAL EXCESS SPREAD                                       $3,832,138.36

             Excess Spread Applied to Class A Required Amount             $0.00

             Excess Spread Applied to Class A Investor Charge Offs        $0.00

             Excess Spread Applied to Class B Required Amount       $489,293.88

             Excess Spread Applied to Reductions of Class B
             Invested Amount                                              $0.00

             Excess Spread Applied to Class C Required Amount       $617,161.57

             Excess Spread Applied to Reductions of Class C

             Invested Amount                                              $0.00

             Excess Spread Applied to Monthly Cash Collateral Fee   $125,000.00

             Excess Spread Applied to Cash Collateral Account             $0.00

             Excess Spread Applied to Spread Account                      $0.00

             Excess Spread Applied to Reserve Account                     $0.00

             Excess Spread Applied to other amounts owed to
             Cash Collateral Depositor                                    $0.00

             Excess Spread Applied to other amounts owed to
             Spread Account Residual Interest Holders                     $0.00

        TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
        GROUP I                                                   $2,600,682.91

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     Sep-2001                         1998-A                        Page 5

     EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
     --------------------------------------------

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
     IN GROUP I                                                 $10,098,610.30

     SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
     -----------------------------------------------

     EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
     SERIES 1998-A                                                       $0.00

         Excess Finance Charge Collections applied to
         Class A Required Amount                                         $0.00

         Excess Finance Charge Collections applied to
         Class A Investor Charge Offs                                    $0.00

         Excess Finance Charge Collections applied to
         Class B Required Amount                                         $0.00

         Excess Finance Charge Collections applied to
         Reductions of Class B Invested Amount                           $0.00

         Excess Finance Charge Collections applied to
         Class C Required Amount                                         $0.00

         Excess Finance Charge Collections applied to
         Reductions of Class C Invested Amount                           $0.00

         Excess Finance Charge Collections applied to
         Monthly Cash Collateral Fee                                     $0.00

         Excess Finance Charge Collections applied to
         other amounts owed Cash Collateral Depositor                    $0.00

         Excess Finance Charge Collections applied to
         other amounts owed to Spread Account
         Residual Interest Holders                                       $0.00

     YIELD AND BASE RATE
     -------------------

         Base Rate (Current Month)                                       5.75%
         Base Rate (Prior Month)                                         5.91%
         Base Rate (Two Months Ago)                                      6.10%
                                                                       ------
     THREE MONTH AVERAGE BASE RATE                                       5.92%

         Portfolio Yield (Current Month)                                10.45%
         Portfolio Yield (Prior Month)                                  12.94%
         Portfolio Yield (Two Months Ago)                               11.18%
                                                                       ------
     THREE MONTH AVERAGE PORTFOLIO YIELD                                11.52%

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     Sep-2001                         1998-A                         Page 6

     PRINCIPAL COLLECTIONS
     ---------------------

     TOTAL PRINCIPAL COLLECTIONS                                $67,084,872.60

     INVESTOR DEFAULT AMOUNT                                     $4,077,449.03

     REALLOCATED PRINCIPAL COLLECTIONS
         Allocable to Class C Interests                                  $0.00
         Allocable to Class B Certficates                                $0.00

     SHARED PRINCIPAL COLLECTIONS ALLOCABLE
     FROM OTHER SERIES                                                    0.00

     CLASS A SCHEDULED ACCUMULATION --
         Controlled Accumulation Amount                                  $0.00
         Deficit Controlled Accumulation Amount                          $0.00
     CONTROLLED DEPOSIT AMOUNT                                           $0.00

     CLASS B SCHEDULED ACCUMULATION --
         Controlled Accumulation Amount                                  $0.00
         Deficit Controlled Accumulation Amount                          $0.00
     CONTROLLED DEPOSIT AMOUNT                                           $0.00

     EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
     PRINCIPAL SHARING                                          $71,162,321.63

     INVESTOR CHARGE OFFS
     --------------------

     CLASS A INVESTOR CHARGE OFFS                                        $0.00
     CLASS B INVESTOR CHARGE OFFS                                        $0.00
     CLASS C INVESTOR CHARGE OFFS                                        $0.00

     PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
     PREVIOUS CLASS B REDUCTIONS REIMBURSED                              $0.00
     PREVIOUS CLASS C REDUCTIONS REIMBURSED                              $0.00

     CASH COLLATERAL ACCOUNT
         Required Cash Collateral Amount                        $18,000,000.00
         Available Cash Collateral Amount                       $18,000,000.00

     TOTAL DRAW AMOUNT                                                   $0.00
     CASH COLLATERAL ACCOUNT SURPLUS                                     $0.00


                                         First USA Bank, National Association
                                         as Servicer

                                         By: /s/ Tracie Klein
                                             ---------------------------------
                                             Tracie H. Klein
                                             First Vice President